Confidential Connect Smarter NYC Investor Day – November 2022

2 Insert title here / Insert subtitle or date herev stor Day 2022 / Connect Smar r Disclaimer This presentation contains certain statements that are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on current expectations and assumptions that are subject to risks and uncertainties which may cause actual results to differ materially from the forward-looking statements. Forward-looking statements, such as the statements regarding our expectations with respect to the pursuit of terrestrial spectrum authorities globally, future increases in our revenue and profitability, the impact on our business due to unexpected events such as the COVID-19 coronavirus, and other statements contained in this release regarding matters that are not historical facts, involve predictions. Any forward-looking statements made in this presentation are believed to be accurate as of the date made and are not guarantees of future performance. Actual results or developments may differ materially from the expectations expressed or implied in the forward-looking statements, and we undertake no obligation to update any such statements. Additional information on factors that could influence our financial results is included in our filings with the Securities and Exchange Commission, including our Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K.

3 Insert title here / Insert subtitle or date herev stor Day 2022 / Connect Smar r About Globalstar Globalstar empowers its customers to connect, transmit and communicate in smarter ways – easily, quickly, securely, and affordably – offering reliable satellite and terrestrial connectivity services as an international telecom infrastructure provider. The Company’s LEO satellite constellation assures secure data transmission for connecting and protecting assets, delivering key operational data, and saving lives – from any location – for consumers, businesses, and government agencies across the globe. Globalstar’s terrestrial spectrum, Band 53/n53, offers carriers, cable companies, and system integrators a versatile, fully licensed channel with a growing ecosystem to improve customer wireless connectivity. In addition to SPOT GPS messengers, Globalstar offers next-generation IoT hardware and software products for efficiently tracking and monitoring assets, processing smart data at the edge, and managing analytics with cloud-based telematics solutions to drive safety, productivity, and profitability.

Investor Day 2022 / Connect Smarter4 Confidential Globalstar Inc. Investor Day Agenda Topic Presenter(s) Start Time (ET) Introduction Globalstar Overview Pillar #1: Wholesale Agreement Financial Overview Pillar #2: Terrestrial Spectrum Break Pillar #3: Commercial IoT Pillar #4: Legacy Services Q&A Session Denise Davila Jay Monroe Jay Monroe Rebecca Clary Kyle Pickens & Special Guests Break Dave Kagan, Jake Rembert, Dave Haight & Special Guests Dave Kagan & Jake Rembert All Participants 9:00 am 9:05 am 9:15 am 9:30 am 10:00 am 10:45 am 11:00 am 11:30 am 11:45 am NYSE Freedom Hall November 16, 2022

Investor Day 2022 / Connect Smarter5 Confidential Senior Management Team with Deep Industry Experience Kyle Pickens VP of Strategy & Communications David Haight VP, Internet of Things Business Jake Rembert VP of Global Sales and Marketing James (Jay) Monroe III Executive Chairman of the Board of Directors Dave Kagan Chief Executive Officer Tim Taylor VP of Finance, Business Operations & Strategy Rebecca Clary Chief Financial Officer

Investment Highlights

1. *Flagship Service Agreement announced in September bringing a communications industry changing critical wholesale service*
2. *Set of unique & unreplicable satellite assets & worldwide spectrum authorizations in multiple favorable bands*
3. *Globalstar expects that its wholesale business strategy will allow it to generate reliable cash flow with substantial growth potential & increased profitability*
4. *Globalstar views its U.S. terrestrial spectrum as its single most valuable asset, & ultimately its international terrestrial spectrum may have a value in excess of its U.S. terrestrial spectrum. Globalstar has terrestrial licenses in ten countries covering a population of approximately ~750mm*
5. *Core MSS business operating for 20 years & generating >$100mm revenue annually*
6. *Launched first & second-generation LEO satellites between 1999-2013, demonstrating over 20 years of technical & operational experience as well as a proven history of working with regulatory bodies*

6 **Investor Day 2022** / Connect Smarter *Confidential*

Investor Day 2022 / Connect Smarter7 Globalstar: next-generation international telecommunications infrastructure provider

Investor Day 2022 / Connect Smarter8 Confidential Benefits of Globalstar’s Satellite System Mid-band spectrum for mobility Available system capacity in retained 15% to support IoT growth Allows for small, lower cost and energy efficient terminals Bent pipe architecture allows for on ground upgrades Satellite coverage across ~99% of world’s population Low-latency and high-quality transmissions 2022 satellite procurement agreement with MDA to ensure continuity of service Licensed MSS Spectrum L-Band: 8.925 MHz (1) S-Band: 16.5 MHz C-Band: 339 MHz (1) 0.95 MHz shared with Iridium Satellite Communications

Global Footprint & Ground Infrastructure

Globalstar International Terrestrial Status

- Terrestrial Authority Obtained

Terrestrial authority in U.S., Canada & Brazil is 11.5 MHz. Authority over South Africa, Botswana, Rwanda, Gabon, Mozambique, Kenya, & Namibia is 16.5 MHz

Globalstar Ground Stations

- Upgraded Existing Gateway
- Newly Added Gateway
- Office Locations

Globalstar has an established global ground infrastructure including gateways, an interconnected backbone network, as well as cloud-based data hosting & processing facilities



Wasilla, AK
High River, Canada
Smiths Falls, Canada
Reno, Nevada
Milpitas, CA
Clifton, TX
Covington, LA
(Headquarters)
Sebring, FL
Naalehu, Hawaii
Jocotitlan, Mexico
Las Palmas, Puerto Rico
Panama City, Panama
Manaus, Brazil
Presidente Prudente, Brazil
Petrolina, Brazil
Rio de Janerio, Brazil
Bosque Alegre, Argentina
Dublin, Ireland
Nemea, Greece
Kilingi-Nomme, Estonia
Aussaguel, France
Alcazar de San Juan, Spain
Libreville, Gabon
Gaborone, Botswana
Kigali, Rwanda
Thailand
Singapore
Bihoro, Japan
Tokyo, Japan
Yeo Ju, South Korea
Mount Isa, Australia
Meekatharra, Australia
Dubbo, Australia
New Zealand

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Investor Day 2022 / Connect Smarter10 Confidential Four Pillars of Value These pillars are the foundation for a telecom infrastructure company offering satellite and terrestrial connectivity around the globe. Our value creation strategy has been divided into four pillars: 1 / Wholesale Satellite Capacity 2 / Terrestrial Spectrum 3 / Commercial IoT 4 / Legacy Services

Investor Day 2022 / Connect Smarter11 Confidential /1 Wholesale Satellite Capacity Globalstar expects to continue to develop wholesale customer opportunities using its available satellite capacity for IoT and other strategic initiatives.

Investor Day 2022 / Connect Smarter12 Confidential Retained Satellite Capacity Globalstar’s retained satellite capacity can support its existing and future customers, while allowing an approximately fifty- fold increase in its own subscriber base (depending on composition of active terminals) following recent and planned investments in the Company’s space and ground segments. The available capacity can be used by Globalstar directly or through additional wholesale arrangements. Utilization of Capacity Today Potential Utilization of Capacity Tomorrow ~50x

Investor Day 2022 / Connect Smarter13 Financial Overview

Investor Day 2022 / Connect Smarter14 Confidential Globalstar – Outlook to 2026 Expected 2022 Expected 2026 Total Revenue $145mm Adjusted EBITDA(1) $55mm Adjusted EBITDA Margin 38% Total Cash(2) >$15mm Direct Subscribers 750k+ $250mm – $310mm $137mm – $171mm 55% >$100mm 1M+ Future figures are for illustrative purposes and do not include any incremental upside from Band 53/n53 spectrum monetization Satellite Direct to Device Revolution (1) Refer to reconciliation of Net Income (Loss) to Adjusted EBITDA in Appendix (2) Projected cash balance included for illustrative purposes; actual results depend on final terms of the debt financing

New Financing Overview

New Financing

- Globalstar has mandated Goldman Sachs to explore financing opportunities with the aim to complete a financing in the fourth quarter of 2022
- Use of proceeds – For the construction & launch of 17 additional satellites as well as other eligible CapEx
- MDA will act as prime contractor to manufacture Globalstar's satellites, lead the development of the payload, & perform the final satellite assembly, integration & test. Rocket Lab is MDA's satellite bus subcontractor


~$500mm New Proceeds
Satellite Procurement
In 2022, Globalstar executed a satellite procurement Agreement with MDA to purchase 17 new satellites with an option to acquire up to 9 additional satellites
~$327mm
Launch Cost
Launch Insurance

Concurrent Refinancing

- The Service Agreement requires Globalstar to refinance or convert loans outstanding under the 2019 Facility Agreement with Thermo or other lenders to one of the following:
  1. Non-convertible perpetual preferred stock
  2. Convertible
  3. Common stock
  4. Another security acceptable to Partner
- On November 15, 2022, all outstanding loans under the 2019 Facility Agreement held by Thermo and certain other lenders were exchanged for 7% perpetual preferred stock concurrent with the launch of Service
- Remaining loans to be converted no later than 90 days after the commencement of Services

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Investor Day 2022 / Connect Smarter16 Confidential Globalstar Capitalization Table (in millions, except for share price) As of 9/30/22 (except share price) Pro Forma as of 12/31/22 (except share price) Share Price (as of 11/15/22) $1.90 $1.90 Basic Shares Outstanding 1,800.5 1,807.1 Plus: Treasury Method Shares 7.8 55.3 Adjusted Total Shares Outstanding 1,808.3 1,862.4 Market Capitalization $3,435.8 $3,538.6 Less: Cash $13.1 $15.0 Total Cash $13.1 $15.0 Junior Capital (1) - $292.0 Total Junior Capital - $292.0 Debt Outstanding First Lien Facility Agreement - $500.0 2019 Facility Agreement $282.0 - Total Debt Outstanding $282.0 $500.0 Total Enterprise Value $3,885.5 $4,392.8 (1) Assumes entire 2019 Facility Agreement is converted as of December 31, 2022

Investor Day 2022 / Connect Smarter17 Confidential /2 Terrestrial Spectrum Band 53 is a uniform and increasingly “borderless” spectrum resource. Globalstar can monetize Band 53 across multiple commercial applications, which its partners, including cable companies, legacy or upstart wireless carriers, system integrators, utilities and other infrastructure operators, will be able to access through a growing device ecosystem.

Globalstar 3GPP Band 53 (S-Band) Spectrum Detail

5G applications will drive material growth in mobile data usage. Keeping pace with network bandwidth demands and high service quality requires more mid-band licensed spectrum.

Technical

- Utilizes TD-LTE eliminating the need for paired spectrum
- Broad device and infrastructure ecosystem with existing chipset architectures
- Potential for harmonized terrestrial authority across many international regulatory domains
- No build out requirements given existing satellite service
- No sharing obligations

Terrestrial Spectrum Process

- FCC approval for US S-band spectrum (11.5 MHz) — **December 2016**
- Approvals in several Africa countries — **November 2017 - February 2021**
- Globalstar receives 3GPP — **December 2018**
- Nokia radio support — **November 2019**
- 3GPP approves 5G variant of Globalstar's Band 53 (n53) — **March 2020**
- Approval in Canada, Brazil, and Kenya — **November 2020**
- Qualcomm chipset support — **February 2021**
- September 7 Announcement — **September 2022**
- New Module & Device Integrations — **Future**

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Investor Day 2022 / Connect Smarter19 Confidential In addition to the ecosystem enhancement from the September 7 announcement, Globalstar has developed an impressive and growing list of companies helping to drive Band 53 towards commercialization Band 53 Ecosystem XCOM Labs

Investor Day 2022 / Connect Smarter20 Confidential Band 53 Commercialization Opportunities Private Wireless • Secure proprietary wireless networks tailored for enterprise, transportation, or government use cases • Band 53 represents a rare swath of global licensed satellite spectrum (convertible to terrestrial spectrum) not controlled by wireless operators Inside Out Wireless • Opportunity for fiber-fed homes to create new, inside out wireless networks • Modest penetration can achieve great coverage and substantial offload of the macro network • Leverages existing infrastructure Other Carrier Deployments • Some geographies may look to utilize Band 53/n53 from their traditional macro networks • Depends on power restrictions Things Operational Technology Private LTE Operational Technology Operational Assets Logistics Assets Sensors and Actuators Edge Nodes Network Infrastructure Cloud IT On-Premise IT

Investor Day 2022 / Connect Smarter21 Confidential /3 Commercial IoT Globalstar plans to continue to evolve and develop its IoT initiatives as interest in satellite IoT connectivity continues to become more critical to a growing number of sectors and use cases.

Investor Day 2022 / Connect Smarter22 Confidential Low Data Rate Satcom IoT Opportunity Source: BIS Research Analysis in March 2022 entitled 5G Satellite Communication Market – A Global and Regional Analysis. (1)Country allocations estimated using 5G Satellite Communication Market regional data from BIS Research Analysis. (2)Does not imply that Globalstar has appropriate licenses to operate in all countries. Worldwide Satellite IoT Market Growth 2032 Projected(1) Globalstar coverage reaches >90% of market opportunity(2) North America Asia-Specific Europe Rest of World Globalstar is well positioned for success in key IoT verticals with capacity available

Commercial IoT Products

STX-3	SmartOne C	SmartOne Solar	ST100	ST150	Two-way Module
					Under development
• Company's smallest M2M satellite transmitter • Integrated by VARs and OEMs into M2M solutions	• Tracking of assets • Line powered or battery powered • Utilizes motion sensors and GPS to gather and transmit telemetry data	• Tracking of assets • Solar power recharges batteries providing 8+ years of usable service • Bluetooth capabilities for indoor tracking • ATEX and Intrinsically Safe certifications	• Launched in 2020 • Latest satellite transmitter designed for rapid development by 3rd party companies • Low costs, reliable, complete one-way data module • Battery and solar connections • Bluetooth technology	• Recently commenced production for both module and finished product form factors • Partner-friendly apps and edge computing capabilities • Board development refreshed from ground up	• Currently under development, expected launch in 2023 • Competitively positioned in all product specifications • Ability to track and control assets • Large established existing market

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Investor Day 2022 / Connect Smarter24 Confidential Realm Edge Solutions – Devices and Modules Globalstar has brought its decades-long heritage of innovation to deliver a complete edge-to-endpoint solution. We call it the Realm Enablement Suite. For asset tracking and telematics applications that generate smart data at the edge and deliver with reliability over satellite, Realm transforms the value chain from the ground up to slash development time, get innovations to market faster and create capabilities beyond expectations. The Integrity 150 is a next-generation, solar-powered data transmitter and asset tracker that interfaces with industry- standard sensors over Bluetooth and delivers Smart Data from the edge. Users can quickly program AI-enabled applications and computing solutions using the Edge Application Platform to process location and sensor data at the edge for low-cost Smart Data transmission. In addition, it delivers zero-maintenance ownership with the longest-lasting battery (10+ years) and shelf life available. With its low-power design built for the world's most challenging environments, the Integrity 150 reliably delivers secure data and location reporting with unprecedented payload options. The ST150M satellite modem module can be quickly and effectively integrated into technology to develop unlimited applications for a range of markets. Like the Integrity 150, the modem leverages industry-leading BLE5, Nordic C, and comprehensive unified APIs, empowering rapid development and customization of firmware for more advanced smart data applications and enabling AI at the edge. An ST150 Dev Kit provides an ST150M module on a dev board with satellite and GPS patch antennas, all mounted on an Arduino Shield, to develop and test technology designs before committing them to hardware.

Investor Day 2022 / Connect Smarter25 Confidential Vertical Illustrative Use Cases Key Partners • Tracking location of various field assets • Tank level monitoring • Leak detection and pipeline integrity • Remote monitoring of pumps & compression equipment • Flow, pressure and temperature monitoring at the well head • Safety & ELD compliance in Oil Field Services • Remote monitoring of renewable generation assets • Remote monitoring of propane tank levels • Connectivity for smart meters • Leak detection and pipeline integrity for gas utilities • Fleet management for utility companies • Monitoring remote equipment for irrigation, feeding /watering and security • Monitoring animal location and health • Remote farm equipment telematics, location monitoring and geofencing • Location tracking / geofencing • Remote monitoring of engine run time, fuel levels, oil life, engine alarms and excessive vibration • Predictive maintenance Key IoT Verticals Utilities / Smart Grid Connected Oil Field Connected Agriculture Fleet Management & Telematics Find My Sheep

Investor Day 2022 / Connect Smarter26 Confidential /4 Legacy Services Globalstar is committed to its legacy satellite business and serving its current subscriber base while offering future innovations in MSS. Globalstar’s existing Duplex and SPOT customers are expected to benefit from expanded capacity through additional ground infrastructure and satellites which improve service levels.

Legacy Products

Consumer / SPOT			Voice & Data / Duplex
SPOT Trace	**SPOT X**	**SPOT Gen4**	**GSP-1700**
			
• Tracking of assets beyond terrestrial coverage • Anti-theft device • Quick, easy, and inexpensive attachment to assets for both commercial and consumer applications	• Two-way messaging with SPOT tracking and emergency capabilities • Keyboard functionality • Send and receive SMS • Only fully integrated (single device) two-way messaging device on market • Bluetooth technology • Available in Jeep special edition device	• Next generation SPOT Satellite GPS Messenger • More tracking features with enhanced mapping interface • Improved product specs for water resistance • Available in Jeep special edition device	• Full voice / data capabilities • GSP-1700 -commercial / government market • Highest quality voice service

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Investor Day 2022 / Connect Smarter28 Confidential Legacy Products (cont’d) Globalstar is an innovator and leader in life-saving emergency rescue products and services, including its SPOT line of products which connect people and assets in remote locations around the globe.

Investment Highlights

1. *Flagship Service Agreement announced in September bringing a communications industry changing critical wholesale service*
2. *Set of unique & unreplicable satellite assets & worldwide spectrum authorizations in multiple favorable bands*
3. *Globalstar expects that its wholesale business strategy will allow it to generate reliable cash flow with substantial growth potential & increased profitability*
4. *Globalstar views its U.S. terrestrial spectrum as its single most valuable asset, & ultimately its international terrestrial spectrum may have a value in excess of its U.S. terrestrial spectrum. Globalstar has terrestrial licenses in ten countries covering a population of approximately ~750mm*
5. *Core MSS business operating for 20 years & generating >$100mm revenue annually*
6. *Launched first & second-generation LEO satellites between 1999-2013, demonstrating over 20 years of technical & operational experience as well as a proven history of working with regulatory bodies*

29 **Investor Day 2022** / Connect Smarter *Confidential*

Q&A Session

Investor Day 2022 / Connect Smarter31 Appendix

Investor Day 2022 / Connect Smarter32 Confidential Net Income (Loss) to Adjusted EBITDA Recon (amounts in thousands) Actual Through 3Q 2022 Estimated 4Q 2022 2022E 2026E Net Income (Loss) $(251,580) $(14,000) $(265,580) $1,000 Interest income and expense, net 24,300 7,500 31,800 55,000 Derivative loss 1,066 - 1,066 - Income tax expense 51 - 51 - Depreciation, amortization, and accretion 72,151 21,000 93,151 109,000 EBITDA $(154,012) $14,500 $(139,512) $165,000 Reduction in the value of inventory 8,553 - 8,553 - Reduction in the value of long-lived assets 166,526 - 166,526 - Non-cash compensation 4,575 1,500 6,075 6,000 Foreign exchange and other 12,951 - 12,951 - Shareholder litigation cost recovery (1,000) - (1,000) - Noncash settlement of pension plan 1,501 - 1,501 - Adjusted EBITDA $39,094 $16,000 $55,094 $171,000

33 Insert title here / Insert subtitle or date herev stor Day 2022 / Connect Smar r Contact Us Investor Contact Information Denise Davila investorrelations@globalstar.com